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                                                                EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To International Paper Company:

As independent public accountants, we hereby consent to the incorporation of our reports dated February 8, 2000, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-11117, 33-32527, 33-41374, 33-50438, 33-51447, 33-52945, 33-61335, 33-62283,
333-008431, 333-01667, 333-02137, 333-24869, 333-47583, 333-62661, 333-75235,
333-85051, and 333-85133.


                                        Arthur Andersen LLP



New York, NY
March 24, 2000